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                                                                   Exhibit 10.33


                                JOINDER AGREEMENT
                                -----------------


     This Joinder Agreement is dated as of October 10, 2000, by and between the Store Guarantor that is signatory hereto (the "New Store Guarantor") and General Electric Capital Corporation, a New York corporation ("Agent").

     WHEREAS, Agent, certain Lenders signatories thereto, Wilsons Leather Holdings Inc., a Minnesota corporation ("Borrower") and certain Loan Parties that are Affiliates of Borrower are parties to a Credit Agreement dated as of May 25, 1996 (as amended and restated as of the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, certain Credit Parties, designated as Store Guarantors, entered into a Store Guarantors' Guaranty dated as of May 25, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Store Guarantors' Guaranty"), a copy of which is attached hereto as Exhibit A:

     WHEREAS, under the terms of the Credit Agreement and the other Loan Documents, Subsidiaries of Ultimate Parent are required to guarantee the Obligations of Borrower; and

     WHEREAS, the New Store Guarantor derives direct and indirect benefits from the Loans and other financial accommodations provided by Agent and Lenders to Borrower;

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Joinder in Guaranty. The New Store Guarantor hereby guarantees payment and performance of the Obligations in accordance with the terms of the Store Guarantors' Guaranty, which is incorporated herein by reference.

     2. General. The New Store Guarantor agrees to comply with and be bound by the terms of the Store Guarantors' Guaranty as fully as if they had been a signatory thereto on the date that such documents were originally executed and delivered by the other Credit Parties that are parties thereto.

     3. Defined Terms. Except as otherwise defined herein, all defined terms herein shall have the respective meanings ascribed thereto in Schedule A to the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Joinder Agreement as of the date set forth above.

                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By:     /s/ Michael J. McKay
                                   ---------------------------------------------
                                Title:  Duly Authorized Signatory
                                      ------------------------------------------


                                STORE GUARANTOR:

                                WILSONS LEATHER DIRECT INC.


                                By:      /s/ Daniel Thorson
                                   ---------------------------------------------
                                Name:    Daniel Thorson
                                     -------------------------------------------
                                Title:   Treasurer
                                      ------------------------------------------
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                                    EXHIBIT A
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                           STORE GUANANTORS' GUARANTY